NOTE 29 - Subsequent Events	12 Months Ended
Dec. 31, 2025
Notes
NOTE 29 - Subsequent Events:

NOTE 29 - Subsequent Events:

The Company has evaluated events occurring after the balance sheet date through March 31, 2026, the date the financial statements were issued, and has determined that the following subsequent events require disclosure:

1)In January 2026, the Company received its first advance payment from the IIA in connection with the R&D support program approved in December 2025 (Note 28). The initial advance amounted to NIS 980 ($309).

2)In February 2026, the Company issued 1,000 common shares in lieu of vested RSUs.

On March 13, 2026, the Company granted employees, consultants and directors 617,173 options to purchase shares of the Company at $4.15 per share and 264,121 RSUs with a deemed price of $4.15 per share under the Company’s plan.